UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2022

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 775-7936

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 30, 2022, VYNE Therapeutics Inc. (the “Company”) received a notice (the “Extension Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) informing the Company that Nasdaq granted the Company an additional 180 calendar days, or until February 27, 2023, to regain compliance with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Marketplace Rule 5550(a)(2) (the “Rule”). In connection with the Extension Notice, the listing of the Company’s common stock will be transferred from the Nasdaq Global Select Market to the Nasdaq Capital Market, effective as of August 31, 2022. The Extension Notice has no other immediate effect on the listing of the Company’s common stock.

If at any time before February 27, 2023, the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written confirmation that the Company has achieved compliance with the Rule. If compliance with the Rule cannot be demonstrated to Nasdaq’s satisfaction by February 27, 2023, Nasdaq will provide written notification that the Company’s common stock will be delisted. At that time, the Company may appeal Nasdaq’s delisting determination to a Nasdaq Hearings Panel.

The Company intends to continue actively monitoring the bid price for its common stock between now and February 27, 2023 and will consider available options to resolve the deficiency and regain compliance with the Rule. These options include effecting a reverse stock split, if necessary. There is no assurance, however, that the Company will regain compliance with the Rule or that the Company’s common stock will not be delisted from Nasdaq.

Item 8.01. Other Events.

VYN202 Program Update

As previously disclosed, the Company and Tay Therapeutics Limited (formerly known as In4Derm Limited, “Tay”) entered into a Letter Agreement, dated as of June 15, 2022, pursuant to which the Company agreed to, among other things, pay Tay £850,000 upon Tay’s discovery of at least two bromodomain and extra-terminal domain inhibitors suitable for oral administration (the “Oral BETi Compounds”) with a molecular profile specified in a revised data package. On August 29, 2022, the Company paid Tay £850,000 following Tay’s delivery of Oral BETi Compounds meeting the required molecular profile. The parties will continue development on the lead candidates for the VYN202 program and the Company anticipates exercising its exclusive option with respect to the Oral BETi Compounds by the end of 2022, prior to its expiration on February 28, 2023.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the exercise of the option with respect to the Oral BETi Compounds, the Company’s ability to regain compliance with the Rule, and other statements regarding the future expectations, plans and prospects of the Company. All statements in this report which are not historical facts are forward-looking statements. Any forward-looking statements are based on the Company’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the Company’s ability to successfully develop its product candidates; the timing of commencement of future non-clinical studies and clinical trials; the ability to enroll patients and successfully progress, complete, and receive favorable results in, clinical trials for its product candidates; the Company’s ability to exercise its exclusive option pursuant to the terms of the option agreement with Tay; the Company’s intentions and its ability to obtain additional funding, either through equity or debt financing transactions or collaboration arrangements; disruptions related to COVID-19 or another pandemic, epidemic or outbreak of a contagious disease, on the ability of the Company’s suppliers to manufacture and provide materials for its product candidates, initiating and retaining patients in clinical trials, operating results, liquidity and financial condition; the regulatory approval process for the Company’s product candidates, including any delay or failure in obtaining requisite approvals; the timing or likelihood of regulatory filings and approvals or clearances for product candidates; the Company’s ability to comply with various regulations applicable to its business, including Nasdaq continued listing rules; the Company’s ability to create intellectual property and the scope of protection it is able to establish and maintain for intellectual property rights covering its product candidates, including the projected terms of patent protection; risks that any of the Company’s patents may be held to be narrowed, invalid or unenforceable or one or more of the Company’s patent applications may not be granted and potential competitors may also seek to design around the Company’s granted patents or patent applications; the timing, costs or results of litigation, including litigation to protect its intellectual property; estimates of the Company’s expenses, capital requirements, its needs for additional financing and its ability to obtain additional capital on acceptable terms or at all; the Company’s expectations regarding licensing, business transactions and strategic operations; the Company’s future financial performance and liquidity; and volatility in the Company’s stock price may result in rapid and substantial increases or decreases in the stock price that may or may not be related to the company’s operating performance or prospects. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the U.S. Securities and Exchange Commission. Although the Company believes these forward-looking statements are reasonable, they speak only as of the date of this announcement and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Given these risks and uncertainties, you should not rely upon forward-looking statements as predictions of future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: August 30, 2022	By:	/s/ Mutya Harsch
Mutya Harsch Chief Legal Officer and General Counsel